Exhibit 31.1

             CHAIRMAN OF THE BOARD AND CO-CHIEF EXECUTIVE OFFICER
        CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13A-14 AS ADOPTED
          PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

     I, Gino N. Pala, Chairman of the Board and Co-Chief Executive Officer of Dixon Ticonderoga Company, certify that:

     1. I have reviewed this annual report on Form 10-K of Dixon Ticonderoga Company for the period ended September 30, 2004;

     2. Based on my knowledge, this annual report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     c)   presented   in  this   annual   report  our   conclusions   about  the
          effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;

     6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  December 22, 2004        By:    /s/ GINO N. PALA
       -----------------               ----------------
                                        Gino N. Pala
                                        Chairman of Board, Co-Chief Executive
                                        Officer and Director

                                                                    Exhibit 31.2

            VICE CHAIRMAN OF BOARD AND CO-CHIEF EXECUTIVE OFFICER
        CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13A-14 AS ADOPTED
          PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

     I, Richard F. Joyce, Vice Chairman of Board, Co-Chief Executive Officer, President and Director of Dixon Ticonderoga Company, certify that:

     1. I have reviewed this annual report on Form 10-K of Dixon Ticonderoga Company for the period ended September 30, 2004;

     2. Based on my knowledge, this annual report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     c)   presented   in  this   annual   report  our   conclusions   about  the
          effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;

     6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  December 22, 2004        By:    /s/ RICHARD F. JOYCE
       -----------------               --------------------
                                       Richard F. Joyce
                                       Vice    Chairman   of   Board,   Co-Chief
                                       Executive Officer, President and Director

                                                                    Exhibit 31.3

       EXECUTIVE VICE PRESIDENT OF FINANCE AND CHIEF FINANCIAL OFFICER
        CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13A-14 AS ADOPTED
          PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

     I, Richard A. Asta, Executive Vice President of Finance, Chief Financial Officer and Director of Dixon Ticonderoga Company, certify that:

     1. I have reviewed this annual report on Form 10-K of Dixon Ticonderoga Company for the period ended September 30, 2004;

     2. Based on my knowledge, this annual report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

     4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

     c)   presented   in  this   annual   report  our   conclusions   about  the
          effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;

     6. The registrant's other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  December 22, 2004        By:    /s/ RICHARD A. ASTA
       -----------------               -------------------
                                        Richard A. Asta
                                        Executive  Vice President of Finance,
                                        Chief Financial Officer and Director